ADVANCED SERIES TRUST
AST AllianceBernstein Core Value Portfolio

Prospectus and Statement of Additional Information (SAI) dated May 1, 2009

Supplement dated December 3, 2009

Effective immediately, John Mahedy is no longer a Portfolio Manager for AST AllianceBernstein Core Value Portfolio.  All references to John Mahedy are hereby deleted.  Joseph G. Paul now joins David Yuen, Marilyn G. Fedak, Christopher W. Marx and John D. Phillips as Co-Portfolio Managers.

To reflect this change, the following changes will be incorporated into the Prospectus and SAI.

1.	The following is added to the section of the Prospectus under the heading, How the Fund is Managed – Portfolio Managers – AST AllianceBernstein Core Value Portfolio:

Joseph G. Paul has just been appointed Co-CIO of US Large Cap Value Equities and CIO of North American Value Equities. He is also the Global Head of Diversified Value Services, responsible for product design research for our diversified value services. Previously, he was CIO—Advanced Value Fund (1999-2009), CIO—Small and Mid-Cap Value (2002-2008), and Co-CIO—Real Estate Investments (2004-2008). Additionally, he was the Director of Research for the Advanced Value Fund, a US long/short equity hedge fund, for two years. In this role, he was instrumental in the genesis of the Advanced Value leveraged hedge fund. Mr. Paul joined Bernstein in 1987 as a research analyst covering the automotive industry. He was named to the Institutional Investor All-America Research Team every year from 1991 through 1996. Before joining Bernstein, Mr. Paul worked at General Motors in marketing and product planning. He earned a BS from the University of Arizona and an MS from the Sloan School of Management of the Massachusetts Institute of Technology. Location: New York.

2.
The section of the SAI entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts & Fund Ownership” is hereby revised by including the following information pertaining to Mr. Paul in the table entitled “Portfolio Managers:  Information About Other Accounts:”

Portfolio Managers:  Information About Other Accounts
Portfolio Manager	Registered Investment Companies/Total Assets (‘000s)	Other Pooled Investment Vehicles/Total Assets (‘000s)	Other Accounts/Total Assets (‘000s)	Fund Ownership
Joseph G. Paul	91/37,203 3/6,751	137/16,413 2/277	33,847/82,312 70/6,679	None

Information in the table is provided as of September 30, 2009.

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